FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into to be effective as of the 10th day of October, 1996, by and between ROCLAB PARTNERS-I, an Illinois limited partnership ("Seller"), LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation ("Purchaser"), and PIEDMONT TITLE INSURANCE AGENCY, INC. ("Escrow Agent").

                                  WITNESSETH

     WHEREAS, Seller and Purchaser and parties to that certain Agreement of Sale entered into as of September 9, 1996 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Property (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement, Seller, Purchaser and Escrow Agent entered into that certain Escrow Agreement dated September 9, 1996 (the _Escrow Agreement_);

     WHEREAS, Purchaser has terminated the Agreement by delivered to the Escrow Agent and to Seller a notice of termination as provided in Section 7.1 of the Agreement, effective as of October 2, 1996; and

     WHEREAS, Seller and Purchaser now desire to reinstate the Agreement and amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Agreement is reinstated and the Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings ascribed to such terms in the Agreement.

     2. The Agreement is hereby reinstated in its entirety, as if it had not been terminated and modified as provided herein.

     3. Section 7.1 of the Agreement is hereby modified by addition of the following paragraph to the end thereof:

           Notwithstanding the foregoing provisions of this Section 7.1 with respect to the termination of this Agreement or waiver of such right of termination by Purchaser prior to the expiration of the Inspection Period, if loan and equity financing for Purchaser's acquisition and ownership of the Property has not been committed to Purchaser on terms and conditions satisfactory to Purchaser, in Purchaser's sole and absolute discretion, Purchaser shall have a separate and independent right to terminate this Agreement upon delivery of written notice specifying that such financing has not been committed to Purchaser and exercising such right during a period of time (the "Financing Period") expiring at 5:00 p.m. Chicago Time on October 18, 1996. If written notice of such termination is not given by Purchaser pursuant to this subparagraph of Paragraph 7.1 prior to the expiration of the Financing Period, then the right of Purchaser to terminate this Agreement as provided in this subparagraph shall be waived. If Purchaser terminates this Agreement by written notice to Seller prior to the expiration of the Financing Period: (I) Purchaser shall promptly deliver to Seller copies of all studies, reports and other investigations obtained by Purchaser in connection with its due diligence during the Inspection Period and the Financing Period, and (ii) the Earnest Money deposited by Purchaser shall be immediately paid to Purchaser, together with any interest earned thereon, and neither Purchaser nor Seller shall have any right, obligation or liability under this Agreement except for Purchaser's obligation to indemnify Seller and restore the Property, as more fully set forth in this Paragraph 7.1.

     4. The first sentence of Section 8 of this Agreement is hereby amended to provide that the Closing Date shall be on November 15, 1996.

     5. The references to "October 2, 1996" in Sections 2 and 3 of the Escrow Agreement are hereby deleted and the phrase "October 18, 1996" is hereby substituted in their place.

     6. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety. In the event of any inconsistency between the terms and conditions of the Agreement and the Escrow Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall govern and control.

     8. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     Executed to be effective as of the date first written above.

                    SELLER:

                    ROCLAB PARTNERS-I,
                    an Illinois limited partnership

                    By:  Balcor Partners-XII, an Illinois general
                         partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              limited partnership, a general partner

                              By: The Balcor Company, a Delaware corporation, its general partner

                                   By:   /s/ Daniel L. Charleston
                                        --------------------------------
                                   Name:     Daniel L. Charleston
                                        --------------------------------
                                   Its:      Authorized Agent
                                        --------------------------------


                    PURCHASER:

                    LINCOLN PROPERTY COMPANY SOUTHWEST, INC., a Texas corporation

                    By:   /s/ Todd Farrell
                         -----------------------------------
                              Todd Farrell, Vice President


                    ESCROW AGENT:

                    PIEDMONT TITLE INSURANCE AGENCY, INC.

                    By:
                         -----------------------------------
                    Name:
                         -----------------------------------
                    Title:
                         -----------------------------------
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